EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending August 31, 2017 of Gain Cities Limited, a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, James Oliver, President, Chief Executive Officer, Chief Financial Officer and Director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 12, 2018

GAIN CITIES LIMITED

By:	/s/ James Oliver
James Oliver
Chief Executive Officer, President,
Chief Financial Officer and Director